SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 October 6, 2003
                Date of Report (Date Of Earliest Event Reported)

                          WEBSTER FINANCIAL CORPORATION

             (Exact Name Of Registrant As Specified In Its Charter)

                                    Delaware
                 (State Or Other Jurisdiction Of Incorporation)


        001-31486                                  06-1187536

(Commission File Number)                (IRS Employer Identification No.)

                                  Webster Plaza
                          Waterbury, Connecticut 06702

              (Address Of Principal Executive Offices) (Zip Code)

                                 (203) 578-2476
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
         (Former Name Or Former Address, If Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On October 6, 2003, the Registrant, Webster Financial Corporation, a Delaware corporation ("Webster"), and FIRSTFED AMERICA BANCORP, INC., a Delaware corporation ("FIRSTFED"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), under which Webster has agreed to acquire FIRSTFED. A copy of the Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

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EXHIBIT NUMBER                 DESCRIPTION
--------------                 -----------
--------------------------------------------------------------------------------
99.1                           Agreement and Plan of Merger, dated as of October
                               6, 2003, by and between Webster Financial
                               Corporation and FIRSTFED AMERICA BANCORP, INC.
--------------------------------------------------------------------------------

                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated:  November 4, 2003


                          WEBSTER FINANCIAL CORPORATION


                                        By: /s/: William J. Healy
                                            -------------------------
                                            Name: William J. Healy
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

EXHIBIT INDEX


--------------------------------------------------------------------------------
EXHIBIT NUMBER                 DESCRIPTION
--------------                 -----------
--------------------------------------------------------------------------------
99.1                           Agreement and Plan of Merger, dated as of October
                               6, 2003, by and between Webster Financial
                               Corporation and FIRSTFED AMERICA BANCORP, INC.
--------------------------------------------------------------------------------